Exhibit 24

                                Power of Attorney

          We, the undersigned officers and trustees of Grove Property Trust (formerly Grove Real Estate Asset Trust) (the "Company"), hereby severally constitute Damon D. Navarro, Joseph R. LaBrosse and Edmund F. Navarro, and each of them singly, as our attorneys-in-fact with full power to them, and each of them singly, to sign for us and in our names and in our capacities as trustees and/or officers of the Company, the Registration Statement on Form S-3 relating to the registration of the Company's Common Shares of Beneficial Interest, $0.01 par value, which might be issued by the Company in connection with the redemption of Common Units of Grove Operating, L.P. issued by Grove Operating, L.P. in March 1997 to persons other than the Company, and any and all amendments thereto, which Registration Statement is being filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in our names and behalf and in our capacities as officers and trustees to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, and all that our said attorneys may do or cause to be done by virtue hereof.

          In witness whereof, each of the undersigned has hereunto set his hand and seal this 24th day of March, 1998.


/s/ Damon D.  Navarro                       /s/ Joseph R. LaBrosse
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Damon D. Navarro                            Joseph R. LaBrosse


/s/ Theodore R. Bigman                      /s/ J. Joseph Garrahy
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Theodore R. Bigman                          J. Joseph Garrahy


/s/ Harold V. Gorman                        /s/ Edmund F. Navarro
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Harold V. Gorman                            Edmund F. Navarro


/s/ James F. Twaddell
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James F. Twaddell